                             PARTICIPATION AGREEMENT

                                      AMONG

                              RYDEX VARIABLE TRUST,

                            RYDEX DISTRIBUTORS, INC.

                                       AND

                     SECURITY BENEFIT LIFE INSURANCE COMPANY

                                   DATED AS OF

                                FEBRUARY 12, 2001

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I.          Purchase of Trust Shares...................................4

ARTICLE II.         Representations and Warranties.............................6

ARTICLE III.        Prospectuses, Reports to Shareholders and Proxy

   THIS AGREEMENT, made and entered into as of the 12th day of February, 2001 by and among SECURITY BENEFIT LIFE INSURANCE COMPANY (hereinafter the "Company"), a
Kansas Corporation,  on its own behalf and on behalf of each separate account of the Company  set forth on Schedule A hereto as may be amended  from time to time
(each such account  hereinafter  referred to as the  "Account"),  RYDEX VARIABLE
TRUST   (hereinafter  the  "Trust"),   a  Delaware  business  trust,  and  RYDEX
DISTRIBUTORS, INC. (hereinafter the "Underwriter"), a Maryland corporation.

   WHEREAS,  the Trust engages in business as an open-end management  investment company and is  available  to act as (i) the  investment  vehicle  for  separate accounts  established  by  insurance  companies  for  individual  and group life insurance  policies and  individual  and group annuity  contracts  with variable accumulation  and/or pay-out  provisions  (hereinafter  referred to individually and/or  collectively as "Variable  Insurance  Products") and (ii) the investment
vehicle  for  certain  qualified  pension  and  retirement  plans   (hereinafter
"Qualified Plans"); and

   WHEREAS,  insurance  companies desiring to utilize the Trust as an investment vehicle  under  their  Variable  Insurance  Products  enter  into  participation agreements  with the Trust and the  Underwriter  (the  "Participating  Insurance
Companies");

   WHEREAS, beneficial interests in the Trust are divided into several series of interests or shares,  each  representing  the  interest in a particular  managed portfolio of securities  and other assets,  any one or more of which may be made available  under this  Agreement  as  evidenced by Schedule A, as may be amended from time to time by mutual agreement of the parties hereto (each such series is hereinafter referred to as a "Fund"); and

   WHEREAS,  the Trust has  obtained an order from the  Securities  and Exchange
Commission, dated February 25, 1999 (File No. 812-11344), granting Participating
Insurance  Companies and Variable Insurance Product separate accounts exemptions from the provisions of Sections 9(a), 13(a),  15(a), and 15(b) of the Investment
Company  Act of 1940,  as  amended  (hereinafter  the  "1940  Act"),  and  Rules
6e-2(b)(15) and  6e-3(T)(b)(15)  thereunder,  to the extent  necessary to permit shares of a Fund to be sold to and held by Variable  Insurance  Product separate accounts of both  affiliated  and  unaffiliated  life  insurance  companies  and
Qualified Plans (hereinafter the "Shared Funding Exemptive Order"); and

   WHEREAS, the Trust is registered as an open-end management investment company under the 1940 Act and its shares are  registered  under the  Securities  Act of
1933, as amended (hereinafter the "1933 Act"); and

   WHEREAS,   the  Underwriter  is  registered  as  a  broker/dealer  under  the
Securities  Exchange Act of 1934, as amended  (hereinafter the "1934 Act"), is a member in good standing of the National Association of Securities Dealers,  Inc.
(hereinafter  "NASD") and serves as principal  underwriter  of the shares of the
Trust; and

   WHEREAS,  the  Company  has  registered  or will  register  certain  Variable
Insurance Products under the 1933 Act; and

   WHEREAS, each Account is a duly organized,  validly existing segregated asset account,  established by resolution or under authority of the Board of Directors of the Company,  on the date shown for such Account on Schedule A hereto, to set aside and invest assets  attributable to the  aforementioned  Variable Insurance
Products; and

   WHEREAS,  the Company has  registered or will register each Account as a unit investment trust under the 1940 Act; and

   WHEREAS,   to  the  extent   permitted  by  applicable   insurance  laws  and
regulations,  the Company  intends to purchase  shares in the Funds on behalf of each Account to fund certain of the  aforementioned  Variable Insurance Products and the  Underwriter  is  authorized to sell such shares to each such Account at net asset value;

   NOW, THEREFORE,  in consideration of their mutual promises,  the Company, the
Trust and Underwriter each agree as follows:

                       ARTICLE I. PURCHASE OF TRUST SHARES

   1.1. The Trust agrees to make available for purchase by the Company shares of the Trust and shall  execute  orders placed for each Account on a daily basis at the net asset value next computed  after receipt by the Trust or its designee of such order.  For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such  orders  from each  Account and receipt by such designee shall constitute  receipt by the Trust;  provided that the Company uses its best efforts to deliver the order to the Trust by 9:00 a.m.  Eastern time on the next  following  Business Day, and provided  further that the final order is received by the Trust not later than 9:30 a.m. on such Business  Day.  "Business
Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust  calculates  its net asset value pursuant to the rules of the Securities and Exchange Commission.

   1.2. The Trust,  so long as this  Agreement is in effect,  agrees to make its shares available indefinitely for purchase at the applicable net asset value per share  by the  Company  and its  Accounts  on  those  days on  which  the  Trust calculates  its net asset value pursuant to rules of the Securities and Exchange
Commission and the Trust shall use it's best efforts to calculate such net asset value on each  day  which  the New  York  Stock  Exchange  is open for  trading.
Notwithstanding  the foregoing,  the Board of Trustees of the Trust (hereinafter the  "Board")  may refuse to permit the Trust to sell  shares of any Fund to any person,  or  suspend or  terminate  the  offering  of shares of any Fund if such action is required by law or by regulatory  authorities  having  jurisdiction or is, in the sole  discretion  of the Board  acting in good  faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Fund.

   1.3.  The  Trust  agrees  that  shares  of the  Trust  will be  sold  only to
Participating  Insurance  Companies and their  separate  accounts and to certain
Qualified Plans all in accordance  with the requirement of Section  817(h)(1) of the Internal Revenue Code of 1986, as amended  ("Code") and Treasury  regulation
1.817-5(f). No shares of any Fund will be sold to the general public.

   1.4.  The  Trust  will not make its  shares  available  for  purchase  by any insurance company or separate account unless an agreement containing  provisions substantially  the same as in Section  1.3 of Article I,  Section 2.4 of Article
II, Section 3.5 of Article III,  Article VI and Article VII of this Agreement is in effect to govern such sales.

   1.5. The Trust agrees to redeem for cash, on the Company's request,  any full or fractional shares of a Trust held by the Company,  executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for  redemption.  Subject to and in accordance  with applicable  laws, and subject to written  consent of the Company,  the Trust may redeem shares for assets other than cash.  For purposes of this Section 1.5, the
Company  shall  be the  designee  of the  Trust  for  receipt  of  requests  for redemption  from each  Account and  receipt by such  designee  shall  constitute receipt by the Trust; provided that the Company uses its best efforts to deliver the order to the Trust by 9:00 a.m. Eastern time on the next following  Business
Day,  and  provided  further  that the final  order is received by the Trust not later than 9:30 a.m. on such  Business  Day.  Payment by the Trust of redemption proceeds  shall be made to the Company in federal funds  transmitted  by wire by
p.m.  Eastern time on the Business Day that the Trust receives  actual notice of an order to  redeem,  provided  however,  that the Trust  reserves  the right to postpone the date of payment in accordance with the 1940 Act.

   1.6. The Company agrees that purchases and redemptions of Fund shares offered by the then current prospectus of the Trust shall be made in accordance with the provisions of such prospectus, provided however, that the provisions of the then current Fund prospectus will not be deemed to alter any provision of Section 1.1 or 1.5.  The Variable  Insurance  Products  issued by the  Company,  under which amounts may be invested in the Trust  (hereinafter the "Contracts"),  are listed on Schedule A attached  hereto and  incorporated  herein by  reference,  as such
Schedule A may be amended from time to time by mutual  written  agreement of all of the parties hereto.

   1.7.  The  Company  shall pay for Trust  shares on the  Business  Day that it receives  actual notice of a purchase  order.  Payment shall be in federal funds transmitted  by wire by 3 p.m.  Eastern.  For  purposes of Section 2.9 and 2.10, upon receipt by the Trust of the federal funds so wired,  such funds shall cease to be the  responsibility of the Company and shall become the  responsibility of the Trust.

   1.8.  Issuance and transfer of the Trust's shares will be by book entry only.
Stock  certificates  will not be issued to the  Company or any  Account.  Shares ordered from the Trust will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

   1.9. The Trust shall furnish same day notice (by  electronic  means,  wire or telephone,  followed  by  written  confirmation)  to the  Company,  by 6:30 p.m.
Eastern time, of any income,  dividends or capital gain distributions payable on
Fund shares.  The Company hereby elects to receive all such income dividends and capital  gain  distributions  as are  payable on the Fund  shares in  additional shares of that Fund. The Company  reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The
Trust  shall  notify the Company of the number of shares so issued as payment of such dividends and distributions.

   1.10.  The  Trust  shall  make the net  asset  value  per share for each Fund available to the Company on a daily basis as soon as reasonably  practical after the net asset value per share is  calculated  and shall use its best  efforts to make such net asset value per share available by 6:30 p.m.  Eastern time. If the
Trust  provides  the Company  with  materially  incorrect  share net asset value information,  the  Company on behalf of the  Account,  shall be  entitled  to an adjustment to the number of shares  purchased or redeemed to reflect the correct share net asset value.  Any material  error in the  calculation of the net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the Company.  In the event that any such material error is the result  of the  gross  negligence  of the  Trust,  or its  designated  agent for calculating  the net asset value,  any  administrative  or other costs or losses
incurred  for  correcting   underlying  Contract  owner  accounts  shall  be  at
Underwriter's expense.

                   ARTICLE II. REPRESENTATIONS AND WARRANTIES

   2.1. The Company  represents  and warrants  that the Contracts are or will be registered  under the 1933 Act;  that the  Contracts  will be issued and sold in compliance in all material  respects with all applicable  federal and state laws and that the sale of the  Contracts  shall comply in all material  respects with state insurance  suitability  requirements.  The Company further  represents and warrants  that it is an insurance  company duly  organized  and in good standing under  applicable  law and that it has  legally  and  validly  established  each
Account  prior to any  issuance or sale thereof as a  segregated  asset  account under Kansas state  insurance  laws and has registered or, prior to any issuance or sale of the Contracts,  will register each Account as a unit investment trust in  accordance  with the  provisions  of the  1940 Act to serve as a  segregated investment account for the Contracts.

   2.2. The Trust  represents  and warrants  that Trust shares sold  pursuant to this  Agreement  shall be  registered  under the 1933 Act, duly  authorized  for issuance  and sold in  compliance  with the laws of the State of Kansas  and all applicable  federal  and state  securities  laws and that the Trust is and shall remain  registered  under the 1940 Act.  The Trust shall amend the  registration statement  for its shares  under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous  offering of its shares. The Trust shall  register and qualify the shares for sale in  accordance  with the laws of the various states, to the extent required by applicable state law.

   2.3. The Trust,  on behalf of each Fund,  represents  and warrants  that each
Fund is currently qualified as a Regulated Investment Company under Subchapter M of the Internal  Revenue Code of 1986,  as amended (the  "Code"),  and that each
Fund will maintain such  qualification  (under  Subchapter M or any successor or similar  provision) and that the Trust will notify the Company  immediately upon having a reasonable  basis for believing  that any Fund has ceased to so qualify or that any Fund  might not so qualify in the  future.  The Trust,  on behalf of each Fund, represents and warrants that each Fund has complied and will continue to comply with Section  817(h) of the Code and Treasury  Regulation  1.817-5 (or
any   successor  or  similar   provisions)   relating  to  the   diversification
requirements for variable annuity,  endowment,  or life insurance  contracts and that the Trust will notify the  Company  immediately  upon  having a  reasonable basis for believing that any Fund has ceased to so comply or that any Fund might not so comply in the future.

   2.4. The Company  represents  and warrants  that the  Contracts are currently treated as life  insurance  policies  or  annuity  contracts,  under  applicable provisions of the Code and that it will maintain such treatment and that it will notify the Trust  immediately  upon having a reasonable basis for believing that the Contracts  have ceased to be so treated or that they might not be so treated in the future.

   2.5.  The Trust  represents  that to the  extent  that it  decides to finance distribution  expenses pursuant to Rule 12b-1 under the 1940 Act, it will have a board of trustees,  a majority of whom are not interested  persons of the Trust, formulate  and  approve  any  plan  under  Rule  12b-1 to  finance  distribution expenses.

   2.6. The Trust  represents  that the Trust's  investment  policies,  fees and expenses  are and shall at all times remain in  compliance  with the laws of the
State of Kansas and the Trust  represents that their  respective  operations are and shall at all times remain in material  compliance with the laws of the State of Kansas to the extent required to perform this Agreement.

   2.7. The Trust represents that it is lawfully  organized and validly existing under the laws of the State of Delaware  and that it does and will comply in all material respects with the 1940 Act.

   2.8. The  Underwriter  represents and warrants that it is registered with the
SEC under the 1934 Act, as a  broker/dealer  and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"), and that it shall remain duly registered in all material respects to the extent required under all applicable  federal  and  state  securities  laws and that it will  perform  its obligations  for the Trust in compliance in all material  respects with the laws of its state of domicile and any applicable  state and federal  securities laws, including the 1933 Act, the 1934 Act and the 1940 Act.

   2.9.  The  Trust  represents  and  warrants  that  its  directors,  officers, employees  dealing with the money and/or  securities  of the Trust are and shall continue  to be at all times  covered  by a  blanket  fidelity  bond or  similar coverage  for the  benefit of the Trust in an amount  not less than the  minimum coverage as required by Rule 17g-(1) under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid  blanket fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

   2.10.  The  Company  represents  and  warrants  that  all of  its  directors, officers,  employees  dealing with the money and/or  securities of the Trust are and shall continue to be covered by a blanket  fidelity bond or similar coverage for the benefit of the Company  and the  Separate  Account in an amount not less than the  minimum  coverage  as  required  by Rule  17g-1  under the 1940 Act or related  provisions  as may be  promulgated  from  time to time.  The  aforesaid blanket  fidelity bond shall include  coverage for larceny and  embezzlement and shall be issued by a reputable bonding company.

   2.11. The  Underwriter  represents  and warrants that the Trust's  investment adviser is and shall remain duly  registered  under all  applicable  federal and state  securities  laws  and that  the  investment  adviser  shall  perform  its obligations  for the Trust in compliance in all material  respects with the laws of the State of Kansas and any applicable state and federal securities laws.

   2.12.  Each party  represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate, partnership or trust action, as applicable,  by such party, and, when so executed and delivered,  this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

 ARTICLE III. PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS; VOTING

   3.1. The Trust or its designee shall provide the Company with as many printed copies of the Trust's current prospectus and statement of additional information as the Company may reasonably  request.  If requested by the Company, in lieu of providing  printed copies the Trust shall provide  camera-ready film or computer
diskettes   containing  the  Trust's  prospectus  and  statement  of  additional information,  and such other assistance as is reasonably  necessary in order for the  Company  once  each  year  (or more  frequently  if the  prospectus  and/or statement of additional information for the Trust is amended during the year) to have  the  prospectus  for the  Contracts  and the  Trust's  prospectus  printed together in one document,  and to have the  statement of additional  information for the Trust and the  statement of  additional  information  for the  Contracts printed  together  in one  document.  Alternatively,  the  Company may print the
Trust's prospectus and/or its statement of additional information in combination with other  trusts or  companies'  prospectuses  and  statements  of  additional information,  together  with  the  prospectus  and/or  statement  of  additional information for the Contracts.

   3.2.  Except as provided in this Section  3.2.,  all expenses of printing and distributing Trust  prospectuses and statements of additional  information shall be the expense of the Company.  For  prospectuses  and  statements of additional information provided by the Company to its existing owners of Contracts in order to update  disclosure  as required by the 1933 Act and/or the 1940 Act, the cost of  printing  and  distributing  (including,  but not  limited  to,  postage and handling  costs)  shall  be borne  by the  Trust  (regardless  of  whether  such documents are printed  together with, or separate from,  other  prospectuses and statements of additional  information).  If requested by the Company,  the Trust will provide  camera-ready film or computer  diskettes in lieu of printed copies of the Trust's prospectus and statement of additional  information.  The Company agrees to provide  the Trust or its  designee  with such  information  as may be reasonably  requested  by the Trust to assure that the  Trust's  expenses do not include  the cost of printing  any  prospectuses  or  statements  of  additional information  other than those  actually  distributed  to existing  owners of the
Contracts.

   3.3. The Trust's statement of additional information shall be obtainable from the  Trust,  the  Company or such other  person as the Trust may  designate,  as agreed upon by the parties.

   3.4. The Trust shall provide the Company with copies of its proxy statements,
reports  to   shareholders   (annual  and   semi-annual   reports),   and  other
communications   (except  for   prospectuses   and   statements   of  additional
information,  which are covered in Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners. The cost of printing and  distributing  (including,  but not limited to, postage and handling costs) such documents shall be borne by the Trust.

   3.5. If and to the extent required by law the Company shall:

        (i)  solicit voting instructions from Contract owners;

       (ii)  vote the Fund shares in accordance with instructions  received from
             Contract owners; and

      (iii)  vote Fund shares for which no  instructions  have been  received in the  same  proportion  as  Trust  shares  of such  Fund  for  which instructions have been received,

so long  as and to the  extent  that  the  Securities  and  Exchange  Commission continues to interpret the 1940 Act to require  pass-through  voting  privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any Account in its own right, to the extent  permitted by law. The Trust and the Company shall follow the  procedures,  and shall have the  corresponding
responsibilities,   for  the   handling   of  proxy   and   voting   instruction
solicitations,  as set forth in  Schedule  B attached  hereto  and  incorporated herein by reference.  Participating Insurance Companies shall be responsible for ensuring that each of their separate accounts participating in a Fund calculates voting  privileges  in a manner  consistent  with  the  standards  set  forth on
Schedule B, which  standards  will also be  provided to the other  Participating
Insurance Companies.

   3.6.  The Trust will comply  with all  provisions  of the 1940 Act  requiring voting by  shareholders,  and in  particular  the Trust will either  provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with
Sections 16(a) and, if and when applicable,  16(b).  Further, the Trust will act in accordance with the Securities and Exchange  Commission's  interpretation  of the  requirements  of  Section  16(a)  with  respect to  periodic  elections  of directors and with whatever rules the  Commission  may  promulgate  with respect thereto.

   3.7. The Trust shall use  reasonable  efforts to provide Trust  prospectuses, reports to  shareholders,  proxy  materials and other Trust  communications  (or camera-ready  equivalents)  to  the  Company  sufficiently  in  advance  of  the
Company's  mailing dates to enable the Company to complete,  at reasonable cost, the printing,  assembling and distribution of the  communications  in accordance with applicable laws and regulations.

                   ARTICLE IV. SALES MATERIAL AND INFORMATION

   4.1.  The  Company  shall  furnish,  or shall cause to be  furnished,  to the
Underwriter,  each piece of sales  literature or other  promotional  material in which the Trust or the  Underwriter is named,  at least five Business Days prior to its  use.  No  such  material  shall  be used if the  Trust  or its  designee reasonably  objects to such use within five  Business Days after receipt of such material.

   4.2. The Company shall not give any  information or make any  representations or statements on behalf of the Trust or concerning the Trust in connection  with the  sale  of the  Contracts  other  than  the  information  or  representations contained in the  registration  statement or prospectus  for the Trust,  as such registration  statement and prospectus may be amended or supplemented  from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee, except with the permission of the Trust.

   4.3. The Trust or its designee shall furnish, or shall cause to be furnished, to the  Company  or its  designee,  each  piece  of  sales  literature  or other promotional  material  in  which  the  Company  or its  separate  account(s)  or
Contracts  are  named at least  five  Business  Days  prior to its use.  No such material shall be used if the Company or its designee reasonably objects to such use within five Business Days after receipt of such material.

   4.4. The Trust and the Underwriter shall not give any information or make any representations  on  behalf of the  Company  or  concerning  the  Company,  each
Account,  or the  Contracts,  other  than  the  information  or  representations contained in a registration  statement or prospectus for the Contracts,  as such registration  statement and prospectus may be amended or supplemented  from time to time, or in published reports for each Account which are in the public domain or  approved by the Company for  distribution  to Contract  owners,  or in sales literature  or  other  promotional  material  approved  by  the  Company  or its designee, except with the permission of the Company.

   4.5. The Trust will provide to the Company at least one complete  copy of all registration  statements,  prospectuses,  statements of additional  information, reports,  proxy statements,  sales literature and other  promotional  materials, applications for exemptions,  requests for no-action letters, and all amendments to any of the above,  that relate to the Trust or its shares,  contemporaneously with the filing of such document with the Securities and Exchange  Commission or other regulatory authorities.

   4.6. The Company will provide to the Trust at least one complete  copy of all registration  statements,  prospectuses,  statements of additional  information, reports,  solicitations  for voting  instructions,  sales  literature  and other promotional  materials,  applications  for  exemptions,  requests  for no action letters,  and all amendments to any of the above,  that relate to the investment in the Trust  under the  Contracts,  contemporaneously  with the  filing of such document  with the  Securities  and  Exchange  Commission  or  other  regulatory authorities.

   4.7. For purposes of this Article IV, the phrase  "sales  literature or other promotional material" includes, but is not limited to, any of the following that refer to the  Trust  or any  affiliate  of the  Trust:  advertisements  (such as material  published,  or designed  for use in, a newspaper,  magazine,  or other periodical, radio, television,  telephone or tape recording,  videotape display, signs or billboards,  motion pictures,  or other public media), sales literature
(I.E.,  any written  communication  distributed or made  generally  available to customers  or the public,  including  brochures,  circulars,  research  reports, market letters,  form letters,  seminar texts, reprints or excerpts of any other advertisement,  sales literature, or published article), educational or training materials or other  communications  distributed or made  generally  available to some or all agents or  employees,  and  registration  statements,  prospectuses, statements of additional information, shareholder reports, and proxy materials.

                          ARTICLE V. FEES AND EXPENSES

   5.1. The Trust shall pay no fee or other  compensation  to the Company  under this  Agreement,  except that if the Trust or any Fund adopts and  implements  a plan  pursuant to Rule 12b-1 to finance  distribution  expenses or a shareholder servicing plan to finance  investor  services,  then payments may be made to the
Company, or to the underwriter for the Contracts,  or to other service providers if and in amounts agreed upon by the parties.

   5.2. All expenses  incident to  performance by the Trust under this Agreement shall be paid by the  Trust.  The Trust  shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent  deemed  advisable by the Trust,  in  accordance  with applicable state laws prior to their sale. The Trust shall bear the expenses for the cost of  registration  and  qualification  of Fund shares,  preparation  and filing of the Trust's prospectus and registration statement, proxy materials and reports,  setting the prospectus in type, setting in type and printing the proxy materials  and  reports  to  shareholders  (including  the costs of  printing  a prospectus  that  constitutes an annual  report),  distributing  the Trust proxy materials to owners of Contracts,  the preparation of all statements and notices required by any federal or state law,  and all taxes on the issuance or transfer of Fund shares.

   5.3.  The  Company  shall  bear the  expenses  of  distributing  the  Trust's prospectus,  proxy  materials  and reports to  prospective  owners of  Contracts issued by the Company.  The expenses of  distributing  such material to existing
Contract owners shall be governed by Section 3.2, 3.4 and Schedule B.

                           ARTICLE VI. DIVERSIFICATION

   6.1. The Trust will at all times  invest  money from the  Contracts in such a manner as to ensure that the Contracts will be treated as annuity,  endowment or life  insurance  contracts,  whichever  is  applicable,  under  the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, each
Fund has complied and will at all times  continue to comply with Section  817(h)
of the Code and Treasury  Regulation  1.817-5,  relating to the  diversification requirements for variable annuity,  endowment,  or life insurance  contracts and any amendments or other modifications or successor provisions to such Section or
Regulations.  In the event of a breach of this  Article VI by a Fund,  the Trust will take all reasonable  steps (a) to notify Company of such breach as promptly as possible and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                        ARTICLE VII. POTENTIAL CONFLICTS

   7.1.  The Board will  monitor  the Trust for the  existence  of any  material irreconcilable  conflict  between the  interests of the  contract  owners of all separate accounts  investing in the Trust. An  irreconcilable  material conflict may  arise  for a  variety  of  reasons,  including:  (a) an action by any state insurance  regulatory  authority;  (b) a change in  applicable  federal or state insurance,  tax, or securities laws or regulations,  or a public ruling, private letter  ruling,  no-action or  interpretative  letter,  or any similar action by insurance,  tax, or securities regulatory authorities;  (c) an administrative or judicial  decision  in any  relevant  proceeding;  (d) the  manner  in which the investments  of  any  Fund  are  being  managed;  (e)  a  difference  in  voting instructions  given by Variable Insurance Product owners; or (f) a decision by a
Participating Insurance Company to disregard the voting instructions of contract owners.  The Board shall  promptly  inform the Company if it determines  that an irreconcilable material conflict exists and the implications thereof.

   7.2. The Company will report any potential or existing  conflicts of which it is aware to the Board.  The Company  will  assist the Board in carrying  out its responsibilities  under the Shared  Funding  Exemptive  Order,  by providing the
Board with all  information  reasonably  necessary for the Board to consider any issues  raised.  This  includes,  but is not  limited to, an  obligation  by the
Company to inform the Board  whenever  contract  owner voting  instructions  are disregarded.

   7.3. If it is  determined  by a majority  of the Board,  or a majority of its disinterested  members,  that a material  irreconcilable  conflict  exists,  the
Company and other Participating  Insurance Companies shall, at their expense and to the  extent  reasonably  practicable  (as  determined  by a  majority  of the disinterested  directors),  take  whatever  steps  are  necessary  to  remedy or eliminate  the  irreconcilable  material  conflict,  up to  and  including:  (1)
withdrawing  the assets  allocable to some or all of the separate  accounts from the Trust or any Fund and  reinvesting  such  assets in a  different  investment medium,  including (but not limited to) another Fund of the Trust, or submitting the question  whether such  segregation  should be  implemented to a vote of all affected  Contract  owners and, as  appropriate,  segregating  the assets of any appropriate group (I.E.,  annuity contract owners, life insurance policy owners, or variable contract owners of one or more  Participating  Insurance  Companies)
that votes in favor of such  segregation,  or offering to the affected  contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

   7.4. If a material  irreconcilable  conflict  arises because of a decision by the Company to disregard  contract owner voting  instructions  and that decision represents a minority  position or would  preclude a majority  vote, the Company may be required,  at the Trust's  election,  to withdraw the affected  Account's investment  in the Trust and  terminate  this  Agreement  with  respect  to such
Account (at the Company's expense);  provided,  however that such withdrawal and termination  shall be limited to the extent  required by the foregoing  material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

   7.5. If a material  irreconcilable conflict arises because a particular state insurance  regulator's  decision  applicable to the Company  conflicts  with the position  of the  majority  of other state  regulators,  then the  Company  will withdraw the  affected  Account's  investment  in the Trust and  terminate  this
Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined  that such decision has created an irreconcilable  material conflict;  provided,  however, that such withdrawal and termination  shall be limited to the extent  required by the foregoing  material irreconcilable conflict as determined by a majority of the disinterested members of the Board.  Until the end of the foregoing six month period,  the Underwriter and Trust shall  continue to accept and implement  orders by the Company for the purchase (and redemption) of shares of the Trust.

   7.6. For purposes of Sections 7.3 through 7.6 of this  Agreement,  a majority of the  disinterested  members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust be required to establish a new funding  medium for the Contracts.
The Company  shall not be  required  by Section  7.3 to  establish a new funding medium for the  Contracts  if an offer to do so has been  declined  by vote of a majority of Contract owners materially  adversely affected by the irreconcilable material conflict.

   7.7. If and to the extent that Rule 6e-2 and Rule  6e-3(T)  are  amended,  or
Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940
Act or the rules promulgated  thereunder with respect to mixed or shared funding
(as  defined  in the Shared  Funding  Exemptive  Order) on terms and  conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended,  and Rule 6e-3, as adopted, to the extent such rules are applicable;
and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this  Agreement  shall continue in effect only to the extent  that terms and  conditions  substantially identical  to such  Sections  are  contained  in such  Rule(s)  as so amended or adopted.

                          ARTICLE VIII. INDEMNIFICATION

   8.1. INDEMNIFICATION BY THE COMPANY

   8.1(a) The Company  agrees to indemnify  and hold harmless the Trust and each member of the Board and each officer and employee of the Trust,  the Underwriter and each director, officer and employee of the Underwriter,  and each person, if any, who controls the Trust, or the Underwriter within the meaning of Section 15 of the  1933 Act  (collectively,  an  "Indemnified  Parties"  and  individually,
"Indemnified  Party," for  purposes  of this  Section  8.1)  against any and all losses, claims, damages,  liabilities (including amounts paid in settlement with the written  consent of the Company) or  litigation  (including  legal and other expenses),  to which  the  Indemnified  Parties  may  become  subject  under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of Fund shares or the Contracts and:

        (i)  arise out of or are based  upon any  untrue  statements  or alleged
             untrue   statements   of  any  material   fact   contained  in  the
             registration  statement or  prospectus  or statement of  additional information  for the  Contracts or  contained  in the  Contracts or sales  literature for the Contracts (or any amendment or supplement to any of the  foregoing),  or arise out of or are  based  upon the omission or the alleged  omission to state  therein a material fact required to be stated  therein or necessary to make the  statements therein not  misleading,  provided that this agreement to indemnify shall not apply as to any  Indemnified  Party if such  statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Trust for use in the registration  statement or prospectus or statement of additional information for the Contracts or in the  Contracts  or  sales  literature  (or any  amendment  or supplement) or otherwise for use in connection with the sale of the
             Contracts or Trust shares; or

       (ii)  arise out of or as a result of statements or representations (other than statements or  representations  contained in the  registration statement, prospectus, statement of additional information or sales literature  of the Trust not  supplied by the  Company,  or persons under its  control  and other than  statements  or  representations authorized by the Trust or the  Underwriter) or unlawful conduct of the Company or persons under its control,  with respect to the sale or distribution of the Contracts or Trust shares; or

      (iii)  arise out of or result from any untrue  statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature of the Trust or any amendment thereof or supplement  thereto or the omission  or alleged  omission  to state  therein a  material  fact required to be stated  therein or necessary to make the  statements therein not  misleading if such a statement or omission was made in reliance upon and in conformity with  information  furnished to the
             Trust by or on behalf of the Company; or

       (iv)  arise as a result of any material failure by the Company to provide the  services  and  furnish the  materials  under the terms of this
             Agreement; or

        (v)  arise  out  of  or  result   from  any   material   breach  of  any
             representation or warranty made by the Company in this Agreement or arise  out of or  result  from any  other  material  breach of this
             Agreement by the Company,  as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

   8.1(b). The Company shall not be liable under this indemnification  provision with respect to any losses, claims, damages,  liabilities or litigation incurred or  assessed  against an  Indemnified  Party as such may arise from the  willful misfeasance,  bad  faith,  or  gross  negligence  on  the  part  of  any  of the
Indemnified  Parties in the  performance  of such Party's duties or by reason of such Party's reckless disregard of obligations or duties under this Agreement.

   8.1(c). The Company shall not be liable under this indemnification  provision with  respect  to any claim  made  against  an  Indemnified  Party  unless  such
Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process  giving  information  of the nature of the claim shall have been served upon such Indemnified Party (or after such  Indemnified  Party  shall  have  received  notice of such  service  on any designated agent), but failure to notify the Company of any such claim shall not relieve  the Company  from any  liability  which it may have to the  Indemnified
Party  against  whom such  action is brought  otherwise  than on account of this indemnification  provision.  In case any such  action  is  brought  against  the
Indemnified  Parties,  the Company shall be entitled to participate,  at its own expense,  in the defense of such  action.  The Company also shall be entitled to assume the defense thereof,  with counsel  reasonably  satisfactory to the party named  in the  action.  After  notice  from  the  Company  to such  party of the
Company's  election to assume the defense thereof,  the Indemnified  Party shall bear the fees and  expenses of any  additional  counsel  retained by it, and the
Company will not be liable to such party under this  Agreement  for any legal or other expenses  subsequently  incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

   8.1(d).  The  Indemnified  Parties  will  promptly  notify the Company of the commencement  of any litigation or proceedings  against them in connection  with the  issuance or sale of the Trust shares or the  Contracts or the  operation of the Trust.

   8.2. INDEMNIFICATION BY THE UNDERWRITER

   8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its  directors,  officers and  employees  and each  person,  if any, who controls  the  Company  within  the  meaning  of  Section  15 of  the  1933  Act
(collectively,  an "Indemnified Parties" and individually,  "Indemnified Party,"
for purposes of this Section 8.2) against any and all losses,  claims,  damages, liabilities  (including  amounts paid in settlement  with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the
Indemnified  Parties  may become  subject  under any  statute,  at common law or otherwise,  insofar as such losses, claims, damages, liabilities or expenses (or actions  in  respect  thereof)  or  settlements  are  related  to  the  sale  or acquisition of shares of a Fund or the Contracts and:

        (i)  arise out of or are based  upon any  untrue  statement  or  alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature  of the Trust (or any  amendment or supplement to any of the  foregoing),  or arise out of or are based upon the omission or the alleged  omission to state  therein a material fact required to be stated therein or necessary to make the  statements  therein not misleading,  provided  that this  agreement to indemnify  shall not apply as to any Indemnified  Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information  furnished to the Trust by or on behalf of the Company for use in the registration  statement,  prospectus, statement  of  additional  information  for the  Trust  or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii)  arise out of or as a result of statements or representations (other than statements or  representations  contained in the  registration statement, prospectus, statement of additional information or sales literature  for the  Contracts not supplied by the Trust or persons under its  control  and other than  statements  or  representations authorized  by the  Company)  or  unlawful  conduct  of the  Trust,
             Underwriter(s) or Underwriter or persons under their control,  with respect  to the  sale  or  distribution  of the  Contracts  or Fund shares; or

      (iii)  arise  out of or as a result of any  untrue  statement  or  alleged untrue  statement of a material  fact  contained in a  registration statement, prospectus, statement of additional information or sales literature  covering the  Contracts,  or any  amendment  thereof or supplement  thereto,  or the omission or alleged  omission to state therein a material fact required to be stated  therein or necessary to make the statement or statements therein not misleading, if such statement  or  omission  was  made  in  reliance  upon  information furnished to the Company by or on behalf of the Trust; or

       (iv)  arise as a result of any  material  failure by the Trust to provide the  services  and  furnish the  materials  under the terms of this
             Agreement, or

        (v)  arise  out  of  or  result   from  any   material   breach  of  any
             representation  and/or warranty made by the Trust or Underwriter in this  Agreement  or arise out of or result from any other  material breach of this Agreement by the  Underwriter;  as limited by and in accordance  with the  provisions  of  Sections  8.2(b)  and  8.2(c)
             hereof.

   8.2(b).  The  Underwriter  shall not be  liable  under  this  indemnification
provision  with  respect  to  any  losses,  claims,  damages,   liabilities,  or
litigation  incurred or assessed against an Indemnified  Party as such may arise from the willful misfeasance,  bad faith, or gross negligence on the part of any of the  Indemnified  Parties in the  performance  of such  Party's  duties or by reason of such Party's  reckless  disregard of obligations and duties under this
Agreement.

   8.2(c).  The  Underwriter  shall not be  liable  under  this  indemnification provision  with  respect to any claim made against an  Indemnified  Party unless such  Indemnified  Party shall have notified the Underwriter in writing within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information  of the  nature  of the  claim  shall  have  been  served  upon such
Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated  agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought
against  the  Indemnified   Parties,   the  Underwriter   will  be  entitled  to
participate,  at its own expense,  in the defense thereof.  The Underwriter also shall be  entitled  to assume  the  defense  thereof,  with  counsel  reasonably satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's  election to assume the defense thereof,  the
Indemnified  Party shall bear the fees and  expenses of any  additional  counsel retained by it, and the Underwriter  will not be liable to such party under this
Agreement for any legal or other  expenses  subsequently  incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

   8.2(d).  The  Company  agrees  promptly  to  notify  the  Underwriter  of the commencement of any litigation or proceedings  against it or any of its officers or directors  in  connection  with the issuance or sale of the  Contracts or the operation of each Account.

   8.3. INDEMNIFICATION BY THE TRUST

   8.3(a). The Trust agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person,  if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively,  the
"Indemnified  Parties" and  individually,  "Indemnified  Party," for purposes of this  Section  8.3)  against any and all losses,  claims,  damages,  liabilities
(including  amounts paid in settlement with the written consent of the Trust) or litigation (including legal and other expenses) to which the Indemnified Parties may become  subject under any statute,  at common law or  otherwise,  insofar as such losses,  claims,  damages,  liabilities  or expenses (or actions in respect thereof) or settlements  result from the gross negligence,  bad faith or willful misconduct of the Board or any member thereof, and are related to the operations of the Trust and:

        (i)  arise as a result of any  material  failure by the Trust to provide the  services  and  furnish the  materials  under the terms of this
             Agreement; or

       (ii)  arise  out  of  or  result   from  any   material   breach  of  any
             representation  and/or warranty made by the Trust in this Agreement or arise out of or result  from any other  material  breach of this
             Agreement by the Trust;

   8.3(b).  The Trust shall not be liable under this  indemnification  provision with respect to any losses, claims, damages,  liabilities or litigation incurred or  assessed  against an  Indemnified  Party as may arise from such  Indemnified
Party's willful  misfeasance,  bad faith, or gross negligence in the performance of such  Indemnified  Party's  duties or by reason of such  Indemnified  Party's reckless disregard of obligations and duties under this Agreement.

   8.3(c).  The Trust shall not be liable under this  indemnification  provision with  respect  to any claim  made  against  an  Indemnified  Party  unless  such
Indemnified  Party shall have notified the Trust in writing  within a reasonable time after the summons or other first legal process  giving  information  of the nature of the claim shall have been served upon such Indemnified Party (or after such  Indemnified  Party  shall  have  received  notice of such  service  on any designated  agent),  but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified  Party against  whom  such  action  is  brought  otherwise  than  on  account  of  this indemnification  provision.  In case any such  action  is  brought  against  the
Indemnified  Parties,  the Trust will be  entitled  to  participate,  at its own expense, in the defense thereof.  The Trust also shall be entitled to assume the defense thereof, with counsel reasonably  satisfactory to the party named in the action.  After  notice from the Trust to such party of the  Trust's  election to assume  the  defense  thereof,  the  Indemnified  Party  shall bear the fees and expenses  of any  additional  counsel  retained by it, and the Trust will not be liable to such  party  under  this  Agreement  for any  legal or other  expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

   8.3(d).  The Company agrees promptly to notify the Trust of the  commencement of any litigation or proceedings against it or any of its respective officers or directors  in  connection  with  this  Agreement,  the  issuance  or sale of the
Contracts,  with  respect to the  operation  of either  Account,  or the sale or acquisition of shares of the Trust.

                           ARTICLE IX. APPLICABLE LAW

   9.1. This Agreement shall be construed and the provisions hereof  interpreted under and in accordance with the substantive laws of the State of Delaware.

   9.2. This Agreement  shall be subject to the provisions of the 1933, 1934 and
1940 Acts, and the rules and regulations and rulings thereunder,  including such exemptions  from those  statutes,  rules and  regulations  as the Securities and
Exchange Commission may grant (including, but not limited to, the Shared Funding
Exemptive  Order) and the terms hereof  shall be  interpreted  and  construed in accordance therewith.

                             ARTICLE X. TERMINATION

   10.1.  This Agreement shall continue in full force and effect until the first to occur of:

      (a)  termination  by any party for any  reason by one  hundred  and eighty
           (180) days advance written notice delivered to the other parties; or

      (b)  termination  by the  Company by  written  notice to the Trust and the
           Underwriter  with  respect  to any  Fund  based  upon  the  Company's determination  that shares of such Fund are not reasonably  available to meet the requirements of the Contracts; or

      (c)  termination  by the  Company by  written  notice to the Trust and the
           Underwriter  with  respect to any Fund in the event any of the Fund's shares  are  not  registered,  issued  or  sold  in  accordance  with applicable  state and/or federal law or such law precludes the use of such  shares  as the  underlying  investment  media of the  Contracts issued or to be issued by the Company; or

      (d)  termination  by the  Company by  written  notice to the Trust and the
           Underwriter  in the  event  that  any Fund  ceases  to  qualify  as a
           Regulated  Investment Company under Subchapter M of the Code or under any  successor  or similar  provision,  or if the Company  reasonably believes that any Fund may fail to so qualify; or

      (e)  termination  by the  Company by  written  notice to the Trust and the
           Underwriter   in  the  event   that  any  Fund   fails  to  meet  the
           diversification requirements specified in Article VI hereof or if the
           Company  reasonably  believes  that any  Fund  may fail to meet  such diversification requirements; or

      (f)  termination  by the Trust by  written  notice to the  Company  if the
           Trust shall determine,  in its sole judgment exercised in good faith, that the  Company  and/or its  affiliated  companies  has  suffered a material  adverse  change  in  its  business,  operations,  financial condition  or  prospects  since the date of this  Agreement or is the subject of material adverse publicity, or

      (g)  termination  by the  Company by  written  notice to the Trust and the
           Underwriter,  if the Company  shall  determine,  in its sole judgment exercised in good faith, that either the Trust or the Underwriter has suffered  a  material  adverse  change in its  business,  operations, financial  condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

   10.2.  Notwithstanding any termination of this Agreement, the Trust shall, at the option of the Company,  continue to make available  additional shares of the
Trust pursuant to the terms and conditions of this Agreement,  for all Contracts in effect on the effective date of  termination  of this Agreement  (hereinafter referred to as "Existing,  Contracts").  Specifically,  without limitation,  the owners of the Existing  Contracts  shall be permitted to direct  reallocation of investments in the Trust,  redemption of investments in the Trust and investment in the Trust upon the making of additional  purchase payments under the Existing
Contracts.  The  parties  agree  that this  Section  10.2 shall not apply to any terminations  under Article VII and the effect of such Article VII  terminations shall be governed by Article VII of this Agreement.

   10.3. The Company shall not redeem Trust shares attributable to the Contracts
(as distinct from Trust shares  attributable to the Company's assets held in the
Account)  except (i) as  necessary  to  implement  Contract  Owner  initiated or approved  transactions,  or (ii) as required  by state  and/or  federal  laws or regulations  or  judicial  or  other  legal  precedent  of  general  application
(hereinafter  referred  to as a  "Legally  Required  Redemption")  or  (iii)  as
permitted  by an order of the  Securities  and Exchange  Commission  pursuant to
Section 26(b) of the 1940 Act. Upon request,  the Company will promptly  furnish to the Trust the  opinion of counsel  for the Company  (which  counsel  shall be reasonably satisfactory to the Trust) to the effect that any redemption pursuant to clause (ii) above is a Legally Required  Redemption.  Furthermore,  except in cases where  permitted  under the terms of the Contracts,  the Company shall not prevent  Contract Owners from  allocating  payments to a Fund that was otherwise available  under the  Contracts  without  first  giving  the Trust 90 days prior written notice of its intention to do so.

   10.4  Notwithstanding  any  termination  of  this  Agreement,   each  party's
obligations under Article VIII shall survive.

                               ARTICLE XI. NOTICES

   Any notice shall be  sufficiently  given when sent by registered or certified mail to the other  party at the address of such party set forth below or at such other  address  as such  party may from time to time  specify  in writing to the other party.

   If to the Trust:
      Rydex Variable Trust
      6116 Executive Boulevard, Suite 400
      Rockville, MD  20852

   If to Underwriter:
      Rydex Distributors, Inc.
      6116 Executive Boulevard, Suite 400
      Rockville, MD  20852

   If to the Company:
      Security Benefit Life Insurance Company
      Attention:  General Counsel
      700 SW Harrison
      Topeka, Kansas 66636

                           ARTICLE XII. MISCELLANEOUS

   12.1. All persons  dealing with the Trust must look solely to the property of the Trust for the  enforcement  of any claims  against  the Trust as neither the
Board,  officers,  agents or  shareholders  assume any  personal  liability  for obligations entered into on behalf of the Trust.

   12.2. Subject to the requirements of legal process and regulatory  authority, each party hereto  shall treat as  confidential  the names and  addresses of the
owners  of  the  Contracts  and  all   information   reasonably   identified  as
confidential  in writing by any other party  hereto and,  except as permitted by this  Agreement,  shall not  disclose,  disseminate  or  utilize  such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

   12.3.  The  captions  in this  Agreement  are  included  for  convenience  of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

   12.4.  This  Agreement  may  be  executed   simultaneously  in  two  or  more
counterparts,  each of which taken  together  shall  constitute one and the same instrument.

   12.5. If any provision of this  Agreement  shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

   12.6.  Each  party  hereto  shall  cooperate  with each  other  party and all
appropriate   governmental   authorities   (including   without  limitation  the
Securities  and Exchange  Commission,  the National  Association  of  Securities
Dealers  and state  insurance  regulators)  and shall  permit  such  authorities reasonable  access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions  contemplated  hereby.
Notwithstanding  the  generality  of the  foregoing,  each party hereto  further agrees to furnish the California Insurance  Commissioner with any information or reports in connection  with services  provided under this  Agreement  which such
Commissioner may request in order to ascertain whether the insurance  operations of the Company are being  conducted in a manner  consistent  with the California
Insurance Regulations and any other applicable law or regulations.

   12.7. The rights,  remedies and  obligations  contained in this Agreement are cumulative and are in addition to any and all rights,  remedies and  obligations at law or in equity,  which the parties  hereto are  entitled to under state and federal laws.

   12.8. This Agreement or any of the rights and  obligations  hereunder may not be  assigned  by any party  without  the prior  written  consent of all  parties hereto; provided,  however, that an Underwriter may assign its rights under this
Agreement (but not its  obligations) to any affiliate of or company under common control with the Underwriter.

   IN WITNESS  WHEREOF,  each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized  representative and its seal to be hereunder affixed hereto as of the date specified above.

COMPANY

By: ELLIOTT SHIFMAN
    --------------------------------

RYDEX VARIABLE TRUST

By: ALBERT P. VIRAGH
    --------------------------------
    Albert P. Viragh
    President

RYDEX DISTRIBUTORS, INC.

By: ALBERT P. VIRAGH
    --------------------------------
    Albert P. Viragh
    President

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

   Shares of the Funds of the Trust shall be made available as  investments  for the following Separate Accounts:

        NAME OF SEPARATE ACCOUNT AND          FORM NUMBER AND NAME OF CONTRACT
   DATE ESTABLISHED BY BOARD OF DIRECTORS        FUNDED BY SEPARATE ACCOUNT

SBL Variable Annuity Account XIV              V6029
June 26, 2000

                FUNDS OF THE TRUST AVAILABLE UNDER THE AGREEMENT

OTC
Arktos
Nova
Ursa
Large Cap Europe
Large Cap Japan
Rydex Banking
Rydex Basic  Materials
Rydex Biotechnology
Rydex Consumer Products
Rydex Electronics
Rydex Energy
Rydex Energy Services
Rydex Financial Services
Rydex Health Care
Rydex Internet
Rydex Leisure
Rydex Precious Metals
Rydex Retailing
Rydex Technology
Rydex Telecommunications
Rydex Transportation
Rydex Utilities

                                   SCHEDULE B

                             PROXY VOTING PROCEDURES

The following is a list of procedures and corresponding responsibilities for the handling of proxies and voting  instructions  relating to the Trust. The defined terms  herein shall have the meanings  assigned in the  Participation  Agreement except that the term "Company"  shall also include the department or third party assigned by the Company to perform the steps delineated below.

 1   The  proxy  proposals  are  given to the  Company  by the Trust as early as possible  before the date set by the Trust for the  shareholder  meeting to enable the Company to consider and prepare for the  solicitation  of voting
     instructions   from  owners  of  the  Contracts   and  to  facilitate   the
     establishment of tabulation procedures.  At this time the Trust will inform the Company of the Record,  Mailing  and Meeting  dates.  This will be done verbally approximately two months before meeting.

 2   Promptly  after the Record Date,  the Company will perform a "tape run", or other  activity,  which will  generate the names,  addresses  and number of units  which  are  attributed  to  each  contract  owner/policyholder  (the
     "Customer")  as of the Record  Date.  Allowance  should be made for account adjustments  made  after  this date that  could  affect  the  status of the
     Customers' accounts as of the Record Date.

     Note:  The  number of proxy  statements  is  determined  by the  activities described in this Step #2. The Company will use its best efforts to call in the number of Customers  to the Trust , as soon as  possible,  but no later than two weeks after the Record Date.

 3   The  Trust's  Annual  Report  must be sent to each  Customer by the Company
     either  before  or  together  with  the   Customers'   receipt  of  voting,
     instruction  solicitation  material. The Trust will provide the last Annual
     Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

 4   The text and format for the Voting Instruction Cards ("Cards" or "Card") is
     provided to the Company by the Trust. The Company,  at the Trust's expense, shall produce and personalize the Voting  Instruction  Cards.  The Trust or
     its  affiliate   must  approve  the  Card  before  it  is  printed.   Allow
     approximately  2-4  business  days for printing  information  on the Cards.
     Information commonly found on the Cards includes:

     a   name (legal name as found on account registration)
     b   address
     c   Trust or account number
     d   coding to state number of units
     e   individual Card number for use in tracking  and  verification  of votes
         (already on Cards as printed by the Trust).

(This and  related  steps may occur  later in the  chronological  process due to possible uncertainties relating to the proposals.)

 5   During this time, the Trust will develop, produce and pay for the Notice of
     Proxy and the Proxy  Statement (one  document).  Printed and folded notices and  statements  will be sent  to  Company  for  insertion  into  envelopes
     (envelopes  and return  envelopes  are provided and paid for by the Trust).
     Contents of envelope sent to Customers by the Company will include:

     a   Voting Instruction Card(s)
     b   one proxy notice and statement (one document)
     c   return  envelope  (postage  pre-paid  by the  Trust)  addressed  to the
         Company or its tabulation agent
     d   "urge buckslip" - optional,  but recommended.  (This is a small, single sheet of paper that  requests  Customers to vote as quickly as possible and that  their vote is  important.  One copy will be  supplied  by the
         Trust.)
     e   cover letter - optional,  supplied by Company and reviewed and approved in advance by the Trust

 6   The above  contents  should be received by the  Company  approximately  3-5 business days before mail date. Individual in charge at Company reviews and approves  the  contents of the mailing  package to ensure  correctness  and completeness. Copy of this approval sent to the Trust.

 7   Package mailed by the Company.

     *The Trust must allow at least a 15-day solicitation time to the Company as the shareowner.  (A 5-week period is  recommended.)  Solicitation  time is calculated  as  calendar  days  from  (but NOT  including,)  the  meeting, counting backwards.

 8   Collection and tabulation of Cards begins.  Tabulation  usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry. Tabulation costs shall be borne by the Trust.

     Note:  Postmarks are not generally needed. A need for postmark  information would be due to an insurance  company's internal procedure and has not been required by the Trust in the past.

 9   Signatures on Card checked against legal name on account registration which was printed on the Card.

     Note:  For Example,  if the account  registration  is under "John A. Smith,
     Trustee,"  then that is the exact  legal name to be printed on the Card and is the signature needed on the Card.

10   If Cards are  mutilated,  or for any reason are illegible or are not signed properly,  they are sent back to Customer with an explanatory  letter and a
     new  Card  and  return  envelope.   The  mutilated  or  illegible  Card  is
     disregarded  and  considered  to be  NOT  RECEIVED  for  purposes  of  vote tabulation.  Any  Cards  that  have  been  "kicked  out"  (e.g.  mutilated, illegible) of the procedure are "hand verified,"  i.e.,  examined as to why they did not complete the system.  Any questions on those Cards are usually remedied individually.

11   There are various control  procedures  used to ensure proper  tabulation of votes and accuracy of that  tabulation.  The most  prevalent is to sort the
     Cards as they first arrive into  categories  depending  upon their vote; an estimate  of how the vote is  progressing  may then be  calculated.  If the initial  estimates  and the actual vote do not  coincide,  then an internal audit of that vote should occur. This may entail a recount.

12   The actual  tabulation of votes is done in units which is then converted to shares.  (It is very  important  that the Trust  receives  the  tabulations stated in terms of a  percentage  and the number of SHARES.) The Trust must review and approve tabulation format.

13   Final tabulation in shares is verbally given by the Company to the Trust on the  morning of the  meeting not later than 10:00 a.m.  Eastern  time.  The
     Trust may  request an earlier  deadline  if  reasonable  and if required to calculate the vote in time for the meeting.

14   A  Certification  of  Mailing  and  Authorization  to Vote  Shares  will be required  from the Company as well as an  original  copy of the final vote.
     The Trust will provide a standard form for each Certification.

15   The Company will be required to box and archive the Cards received from the
     Customers.  In the  event  that  any  vote is  challenged  or if  otherwise necessary for legal, regulatory,  or accounting purposes, the Trust will be permitted reasonable access to such Cards.

16   All  approvals  and  "signing-off'  may be done orally,  but must always be followed up in writing.

                  AMENDMENT NUMBER 1 TO PARTICIPATION AGREEMENT

WHEREAS,  Rydex  Variable  Trust (the "Trust"),  Rydex  Distributors,  Inc. (the
"Underwriter")  and Security Benefit Life Insurance  Company (the "Company") are
parties to a Participation  Agreement dated February 12, 2001 (the "Agreement");
and

WHEREAS,  terms of the  Agreement  contemplate  that the Funds of the Trust made available  under the  Agreement  may be  changed  from time to time by  amending
Schedule A to the Agreement; and

WHEREAS,  the parties wish to add certain Funds of the Trust to the Agreement by deleting the original  Schedule A and  replacing it with the Schedule A attached hereto; and

WHEREAS,  the  parties  agree that those  additional  Funds added to Schedule A, attached hereto, shall be available no earlier than April 1, 2002 and

WHEREAS, all other terms of the Agreement shall remain in full force and effect;

NOW,  THEREFORE,  the  parties  agree to delete the  original  Schedule A to the
Agreement and replace it with the Schedule A attached hereto.

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment Number
1 to the  Agreement  to be  executed  in its name and on its  behalf by its duly authorized representative as of March 11, 2002.

RYDEX VARIABLE TRUST

    ALBERT P. VIVAGH, JR.
------------------------------
By:    Albert P. Vivagh, Jr.
Title: President

RYDEX DISTRIBUTORS, INC.

    ALBERT P. VIVAGH, JR.
------------------------------
By:    Albert P. Vivagh, Jr.
Title: President

SECURITY BENEFIT LIFE INSURANCE COMPANY

    ELLIOTT SHIFMAN
------------------------------
By:      Elliott Shifman
Title:   Vice President, Strategic Business Development

                                                                  March 11, 2002

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

         Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

NAME OF SEPARATE ACCOUNT AND                 FORM NUMBER AND NAME OF
DATE ESTABLISHED BY BOARD OF DIRECTORS       CONTRACT FUNDED BY SEPARATE ACCOUNT
--------------------------------------       -----------------------------------
SBL Variable Annuity Account XIV             V6029
June 26, 2000

                FUNDS OF THE TRUST AVAILABLE UNDER THE AGREEMENT

Rydex Arktos                                Rydex Medius
Rydex Banking                               Rydex Mekros
Rydex Basic Materials                       Rydex Real Estate
Rydex Biotechnology                         Rydex Sector Rotation
Rydex Consumer Products                     Rydex Titan 500
Rydex Electronics                           Rydex U.S. Government Bond
Rydex Energy                                Rydex Velocity 100
Rydex Energy Services
Rydex Financial Services
Rydex Health Care
Rydex Internet
Rydex Large Cap Europe
Rydex Large Cap Japan
Rydex Leisure
Rydex Nova
Rydex OTC
Rydex Precious Metals
Rydex Retailing
Rydex Technology
Rydex Telecommunications
Rydex Transportation
Rydex U.S. Government Money Market
Rydex Ursa
Rydex Utilities